Offerings - Offering: 1	Aug. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 30,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,143.00
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the Registrant's offer to purchase up to an aggregate amount of $30,000,000.00 of shares of the Registrant's Class A common stock, par value $0.01 per share.